UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23871

KKR Asset-Based Income Fund

(Exact name of registrant as specified in charter)

555 California Street, 50th Floor, San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Lori Hoffman, Esq.

KKR Credit Advisors (US) LLC

555 California Street

50th Floor

San Francisco, California 94104

(Name and address of agent for service)

Copies to:

Kenneth E. Young, Esq.

William J. Bielefeld, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (415) 315-3620

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

KKR Asset-Based Income Fund

Annual Report

December 31, 2024

Asset-Based Income Fund	December 31, 2024

KKR Asset-Based Income Fund (the “Fund”) publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT, and the reports for the last month in each quarter are made publicly available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Fund’s Statement of Additional Information includes information about the Fund’s Trustees and is available without charge, upon request, by calling 855-844-8655 and by visiting the Commission’s website at www.sec.gov.

Asset-Based Income Fund	December 31, 2024

Management Discussion of Fund Performance (Unaudited)

Credit Market Review – December 31, 2024

The credit markets performed well in 2024, driven by a strong economic backdrop, a shift in monetary policy, and continued borrower resilience. Although, economic growth slightly decelerated year over year, it remained positive, with the U.S. defying expectations of a hard landing and avoiding a recession despite the challenges posed by prior rate hikes. Inflation decelerated allowing the Federal Reserve to reduce rates from their peak by 75 basis points (“bps”) to 4.5%, easing financial conditions while stabilizing the credit markets. Default rates increased modestly, but they remained below prior recessionary peak levels. Against this backdrop, coupled with increasing demand for credit and income-oriented assets, credit spreads firmed and remained tight throughout 2024.

As we enter 2025, the outlook for credit markets remains positive, although caution is warranted given persistent geopolitical and macroeconomic challenges. We believe inflation will remain sticky, supporting a “higher for longer” base rate environment, an environment in which we believe asset-based finance (“ABF”) continues to be poised to perform well given its collateral-based cash flows provide inflation protection. We view the ABF market opportunity as sizeable and growing given the continued shift away from traditional financial channels. In mid-2022, we estimated the global private ABF market to be valued at $5.2 trillion. Today, that figure has already grown to $6.1 trillion, and we anticipate it will surpass $9.0 trillion by 2029.1 This growth is driven, in part, by continued bank consolidation — a trend that has persisted since the Global Financial Crisis (“GFC”) and reflects a long-term secular shift. As banks retreat from certain sectors or divest assets to strengthen liquidity, particularly in the wake of the 2023 regional banking crisis, opportunities for non-bank lenders in the ABF space will likely continue to expand.

On the demand side, ABF has followed in the footsteps of direct lending, which reinforces the value of diversified private credit financing channels, including non-corporate exposure, in meeting the evolving needs of companies and investors. For investors, this has translated into a more permanent allocation in portfolios providing diversified income. Historically, private credit allocations were largely centered on corporate lending strategies. However, investors are increasingly diversifying into private strategies that offer low correlation to corporate credit risk—ABF being a prime example. ABF enables investment in a broad array of financial and hard assets that generate recurring or stable cash flows. These include consumer finance assets (mortgages, auto finance), hard assets (aircraft leasing), commercial finance (equipment leases), and contractual cash flows (royalties).

This diversity in underlying collateral—spanning hundreds or even thousands of loans within each portfolio—results in relatively low correlations with other asset classes, including corporate credit. By offering the potential to invest in a wide variety of financial assets and hard assets with unique risk-return profiles, ABF continues to attract investors seeking resilient, uncorrelated opportunities in private markets.

This transformation is being driven, in part, by capital constraints, which are catalyzing a shift from capital-heavy to capital-light business models. Many public companies are shedding capital-intensive assets through securitizations, which reduces exposure to cyclical or lower return segments in favor of more sustainable, higher margin opportunities as well as improve valuations. This, in turn, is driving the emergence of high-quality assets in the market, which were historically unavailable to private capital, creating significant deal flow and presenting compelling entry points with strong risk-adjusted returns. Further, we believe economic fundamentals will remain strong and growth is anticipated to remain positive, supported by stable demand. With a disciplined focus on

[1]

Integer Advisors and KKR Credit research estimates on latest available data as of March 31, 2024, sourced from country-specific official / trade bodies as well as company reports. Represents the private financial assets originated and held by non-banks globally, related to household (including mortgages) and business credit. Excludes loans securitized or sold to agencies and assets acquired in capital markets or through other secondary/ syndicated channels.

Asset-Based Income Fund	December 31, 2024

high-quality, resilient assets, we have strong conviction that we will continue to identify attractive ABF investment opportunities across sectors. As traditional bank consolidation ensues coupled with an anticipated increase in demand for off-balance sheet solutions, we remain steadfast to our disciplined underwriting process and continue to focus on identifying high-quality borrowers and collateral.

In summary, we believe the strong economic underpinnings, including the ongoing demand for non-bank lending solutions and the diversification benefits of asset-based investments, will continue to support the performance of our existing portfolio. We are particularly focused on leveraging these tailwinds to expand our portfolio and further solidify our market leadership in 2025 and beyond.

Fund Description & Performance

KKR Asset-Based Income Fund (“ABIF” or, the “Fund”) invests in predominantly Investment Grade-rated ABF investments. The Fund commenced operations on May, 3rd 2023, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek to provide attractive risk-adjusted returns, high current income, and targets a fund-level gross return of Investment Grade (“IG”) Corporates + 150-200 bps and net return of approximately IG Corporates + 100-150 bps. ABIF targets 90%+ investment grade and investment grade-like financings, as well as the purchase of whole loans which if securitized would largely be financed by investment grade bonds:

•

Investment Grade Financings are senior capital provided to a company or a portfolio backed by a pool of financial or hard assets, or private securitizations via pooling of financial assets. Examples include the securitization of a portfolio of music catalogues, a senior delayed draw financing facility for an auto lender, and a private securitization backed by residential solar or student loans.

•

Whole Loans involve the purchase of a pool of underlying loans directly from asset originators where ~90% of the capital structure is investment grade once securitized. Examples include consumer loans (e.g., home improvement loans, auto loans, student loans, etc.) and residential loans.

ABIF focuses on investing in 5 key market segments: Consumer (25-35% target exposure), Mortgage Finance (25-35% target), Contractual Cash Flows (10-20%), Hard Assets (10-20%) and Small-Medium Enterprises (10-20%).

With respect to performance, since the commencement of operations on May 3rd, 2023, the Fund has performed strongly both on an absolute basis and relative to broader IG Corporate markets. Since inception of the Fund through December 31st, 2024, ABIF achieved a total return gross of fees of 8.39% and 7.68% net of fees on an annualized basis. By comparison, IG Corporates (as measured by the ICE Bank of America 3-5 Year US Corporate Index (C2A0)) returned 4.86% on an annualized basis over this time period. The Fund outperformed its benchmark by 353 bps on a gross of fees basis and 282 bps on a net of fees basis, at the high end of its performance target. 2024 in particular was a very strong year for ABIF, with the fund generating a total return gross of fees of 8.44% and 7.73% net of fees, representing 372 bps of outperformance vs. its benchmark on a gross of fees basis and 301 bps on a net of fees basis. Additionally, the Fund has distributed $44.8 million of income since inception, or 6.09% on an annualized basis.

As of December 31, 2024, the Fund had a diversified portfolio of 64 assets across our target sectors of Consumer (21%), Mortgage Finance (38%), Contractual Cash Flows (5%), Hard Assets (25%), and Small-Medium Enterprises (10%), with a weighted average yield of 6.83% compared to the corporate benchmark index of 5.10%. Additionally, the Fund’s risk composition included a substantial majority of A-rated and BBB-rated bonds, making up 97% of the portfolio’s market value.

Asset-Based Income Fund	December 31, 2024

We thank you for your partnership and continued investment in ABIF. We look forward to continued communications and will keep you apprised of the progress of ABIF specifically and the private credit marketplace generally.

Disclosures

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the consolidated financial statements.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non–payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than US investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Asset-Based Income Fund	December 31, 2024

Performance Information (Unaudited)

KKR Asset-Based Income Fund Value of $5,000,000
$5,800,000
$5,600,000
$5,400,000
$5,200,000
$5,000,000
$4,800,000
05/03/23
06/30/23
09/30/23
12/31/23
03/31/24
06/30/24
09/30/24
12/31/24
$5,654,409
$5,410,839
KKR Asset-Based Income Fund
ICE BofA 3-5 year US Corp

Average Annual Total Returns

Year Ended December 31, 2024	One Year	Since Inception(1)
KKR Asset-Based Income Fund	7.73%	7.68%
ICE BofA 3-5 year US Corp	4.72%	4.86%

(1)	The Fund commenced operations on May 3, 2023.

The graph reflects the performance of a hypothetical $5,000,000 investment in common shares of the Fund for the period from inception through December 31, 2024. The performance shown in the table of average annual total returns is for common shares for the year ended December 31, 2024 and from the inception date through December 31, 2024. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Past performance is not an indication of future results. The above graph and average annual total returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Asset-Based Income Fund	December 31, 2024

Schedule of Investments Summary Table

As of December 31, 2024, the Fund’s portfolio is comprised of the following:

Investments in securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	—%	36.50%	11.97%	48.47%
Mortgage-Backed Securities	—%	33.66%	2.98%	36.64%
Senior Loans	—%	—%	11.26%	11.26%
Private Equity	—%	—%	0.24%	0.24%
Money Market Fund	3.39%	—%	—%	3.39%

Total Investments in securities	3.39%	70.16%	26.45%	100.00%

See accompanying notes to financial statements.

Asset-Based Income Fund	December 31, 2024

Schedule of Investments

(in thousands, except share data)

Issuer	Asset	Effective Interest Rate	Maturity Date	Par	Fair Value
Asset-Backed Securities — 49.1%
Auto — 1.0%
VStrong Auto Receivables Trust (a)	Class C, Series 2024-A	6.44%	7/15/2030	1,933	$1,989
VStrong Auto Receivables Trust (a)	Class D, Series 2024-A	7.29%	7/15/2030	1,933	2,027
Branch-Based Consumer — 1.8%
OneMain Financial Issuance Trust (a)	Class C, Series 2023-1A	6.38%	6/14/2038	7,500	7,670
Fiber — 4.0%
ALLO Issuer LLC (a)(b)	Class A2, Series 2023-1A	6.20%	6/20/2053	17,069	17,329
Fund Finance — 3.1%
New Mountain Guardian IV Rated Feeder III Ltd. (a)(c)(e)	Class A1, Series 2024-2A	7.87% (SOFR + 3.20%)	11/19/2037	13,400	13,400
Liquid Infrastructure — 5.7%
Adams Outdoor Advertising LP (a)	Class A2, Series 2023-1	6.97%	7/15/2053	20,000	20,491
Hotwire Funding LLC (a)	Class B, Series 2023-1A	7.00%	5/20/2053	4,500	4,575
Music IP — 2.2%
Lyra Music Assets Delaware LP (b)	Class A2, Series 2024-3A	5.76%	12/22/2064	9,986	9,704
Rooftop/C&I Solar Financing — 4.7%
Sunnova Energy Corp. (b)(c)	Class A, Series 2024-3	6.45%	7/30/2059	20,360	19,986
Sunnova Energy Corp. (b)(c)	Class B, Series 2024-3	8.78%	7/30/2059	890	867
Single Family Rental — 8.4%
AMSR Trust (a)	Class E2, Series 2022-SFR3	4.00%	10/17/2039	1,250	1,175
AMSR Trust (a)	Class E2, Series 2023-SFR1	4.00%	4/17/2040	5,939	5,452
Bridge Trust (a)	Class E1, Series 2022-SFR1	6.30%	11/17/2037	6,000	5,984
FirstKey Homes Trust (a)	Class E2, Series 2022-SFR3	3.50%	7/17/2038	20,000	19,071
Progress Residential Trust (a)	Class E2, Series 2022-SFR3	5.60%	4/17/2039	2,166	2,112
Progress Residential Trust (a)	Class E2, Series 2023-SFR1	6.60%	3/17/2040	2,500	2,479
SME Short Term — 10.0%
CPC Asset Securitization II LLC (a)	Class A, Series 2023-1A	7.53%	3/15/2029	11,930	12,091
Fora Financial Asset Securitization LLC (a)	Class A, Series 2024-1A	6.33%	8/15/2029	2,579	2,606
Fora Financial Asset Securitization LLC (a)	Class B, Series 2024-1A	6.62%	8/15/2029	861	870
Libertas Asset Securitization LLC (a)(c)	Class A1, Series 2023-1A	7.67%	7/16/2029	17,955	18,339
Mulligan Asset Securitization II LLC (a)	Class A, Series 2024-1	6.00%	10/15/2031	9,500	9,430
Solar Loan — 2.9%
Mosaic Solar Loan Trust (a)	Class B, Series 2023-3A	7.37%	11/20/2053	7,122	7,088
Sunnova Helios XI Issuer LLC (a)	Class B, Series 2023-A	5.60%	5/20/2050	5,898	5,618
Student Loans — 3.3%
College Ave Student Loans LLC (a)	Class C, Series 2023-A	6.06%	5/25/2055	3,000	2,975
College Ave Student Loans LLC (a)	Class D, Series 2023-A	6.89%	5/25/2055	2,000	1,981
College Ave Student Loans LLC (a)	Class E, Series 2023-A	8.49%	5/25/2055	4,000	3,973
SMB Private Education Loan Trust (a)	Class C, Series 2023-B	6.36%	10/16/2056	5,000	5,011

See accompanying notes to financial statements.

Asset-Based Income Fund	December 31, 2024

Issuer	Asset	Effective Interest Rate	Maturity Date	Par	Fair Value
Unsecured Consumer — 2.0%
Upstart Securitization Trust (a)	Class B, Series 2024-1	6.24%	11/20/2034	5,100	$5,091
Marlette Funding Trust (a)	Class D, Series 2023-3A	8.04%	9/15/2033	3,500	3,591

TOTAL ASSET-BACKED SECURITIES (Amortized Cost $208,815)					$212,975

Mortgage-Backed Securities — 37.3%
Home Equity Investments — 4.8%
Unison Trust (a)(c)(d)	Class A, Series 2023-1	6.50%	5/25/2033	13,660	13,114
Unison Trust (a)	Class A, Series 2023-2	6.50%	11/25/2053	3,069	2,964
Unlock HEA Trust (a)	Class A, Series 2024-1	7.00%	4/25/2039	4,623	4,598
Investor Loans — 0.3%
Verus Securitization Trust (a)(e)	Class M1, Series 2022-INV1	5.82%	8/25/2067	1,177	1,172
Non-Qualified Mortgage — 19.3%
Angel Oak Mortgage Trust (a)(e)	Class M1A, Series 2024-13	6.44%	12/26/2069	7,000	7,000
Angel Oak Mortgage Trust (a)(e)	Class M1B, Series 2024-12	7.08%	10/25/2069	3,000	2,995
Angel Oak Mortgage Trust (a)(e)	Class M1B, Series 2024-13	6.89%	12/26/2069	2,000	2,000
Colt Mortgage Loan Trust (a)(e)	Class M1, Series 2024-7	6.45%	12/26/2069	7,000	6,966
Credit Suisse Mortgage Trust (a)(e)	Class M1, Series 2022-ATH3	7.10%	8/25/2067	15,176	15,244
Cross Mortgage Trust (a)(e)	Class B1A, Series 2024-H8	6.96%	12/25/2069	1,976	1,976
GCAT Trust (a)(e)	Class M1, Series 2022-NQM4	5.75%	8/25/2067	7,500	7,451
Homes Trust (a)(e)	Class M2, Series 2024-NQM2	7.10%	10/25/2069	5,000	5,009
Imperial Fund Mortgage Trust (a)(d)	Class M1, Series 2022-NQM5	6.25%	8/25/2067	4,000	3,983
Imperial Fund Mortgage Trust (a)(e)	Class M1, Series 2022-NQM7	7.51%	11/25/2067	16,788	16,962
JP Morgan Mortgage Trust (a)(e)	Class M1B, Series 2024-NQM1	6.86%	2/25/2064	1,680	1,681
Morgan Stanley Residential Mortgage Loan Trust (a)(e)	Class B1A, Series 2024-NQM5	7.16%	10/25/2069	2,000	2,000
Morgan Stanley Residential Mortgage Loan Trust (a)(e)	Class M1, Series 2024-NQM5	6.52%	10/25/2069	3,600	3,600
New Residential Mortgage Loan Trust (a)(e)	Class M1, Series 2024-NQM3	6.39%	11/25/2064	3,885	3,885
PRKCM Trust (a)(e)	Class M1, Series 2022-AFC2	6.17%	8/25/2057	2,420	2,406
Second Lien/HELOC — 8.9%
FIGRE Trust (a)(e)	Class B, Series 2023-HE2	7.69%	5/25/2053	2,838	2,939
Saluda Grade Alternative Mortgage Trust (a)(e)	Class A2, Series 2023-SEQ3	6.89%	6/1/2053	5,829	5,871
Saluda Grade Alternative Mortgage Trust (a)(e)	Class A3, Series 2023-SEQ3	7.12%	6/1/2053	10,127	10,229
Saluda Grade Alternative Mortgage Trust (a)(e)	Class M1, Series 2023-SEQ3	8.71%	6/1/2053	3,722	3,844
Towd Point Mortgage Trust (a)(e)	Class M1, Series 2024-CES3	6.81%	5/25/2064	3,939	3,992
Vista Point Securitization Trust (a)(d)	Class M1, Series 2024-CES1	7.48%	5/25/2054	10,069	10,140
Vista Point Securitization Trust (a)(e)	Class M1, Series 2024-CES3	6.59%	1/25/2055	1,250	1,250
Single Family Rental — 4.0%
AMSR Trust (a)	Class E2, Series 2024-SFR2	4.15%	11/17/2041	10,000	8,876
Progress Residential Trust (a)(e)	Class E2, Series 2024-SFR5	3.63%	8/9/2029	10,044	8,849

TOTAL MORTGAGE-BACKED SECURITIES (Amortized Cost $158,653)					$160,996

Senior Loans — 11.4%
Aviation Leasing — 6.7%
Genesis Aircraft Services Ltd (c)(e)(f)	TL 1L DD 08/23	8.22% - 8.69%	7/31/2029	7,684	7,859
Lesha - Project Skyline (c)	TL 1L DD 12/24	6.62% - 6.72%	2/28/2031	21,250	21,250

See accompanying notes to financial statements.

Asset-Based Income Fund	December 31, 2024

Issuer	Asset	Effective Interest Rate	Maturity Date	Par	Fair Value
SME Long Term — 4.0%
BHG Funding LLC (c)	TL 2L B2 05/23	8.12%	5/19/2036	1,694	$1,668
BHG Funding LLC (c)	TL 1L A2 05/23	7.07%	5/19/2036	13,840	13,765
BHG Funding LLC (c)(e)	TL 3L C2 05/23	11.48%	5/19/2036	1,695	1,548
Solar Loan — 0.7%
SunPower Financial (b)(c)(e)(f)	Revolver 1L 06/23	6.43% - 7.02% (Treasury + 2.50%)	8/30/2054	1,454	1,454
SunPower Financial (b)(c)(e)	TL 1L 11/23	6.65% - 7.02% (Treasury + 2.50%)	8/30/2054	1,942	1,934

TOTAL SENIOR LOANS (Amortized Cost $49,559)					$49,478

			Shares
Private Equity — 0.2%
Solar Loan — 0.2%
SunPower Financial (b)(c)	Private Equity (SPV)		837,452		1,041

TOTAL PRIVATE EQUITY (Cost $837)					$1,041

TOTAL INVESTMENTS (Cost $417,864) — 98.0%					$424,490

Money Market Fund — 3.4%
U.S. Government Securities — 3.4%
Fidelity Investments Money Market Treasury Portfolio (g)	Class I	4.38%	14,873,942		14,874

TOTAL MONEY MARKET FUND (Cost $14,874)					$14,874

TOTAL INVESTMENTS INCLUDING MONEY MARKET FUND (Cost $432,738) — 101.4%					$439,364

LIABILITIES EXCEEDING OTHER ASSETS, NET — (1.4)%					(6,115)

NET ASSETS — 100.0%					$433,249

DD	Delayed draw term loan
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
TL	Term loan
Treasury	Five-Year Treasury Rate
1L	First lien
2L	Second lien
3L	Third lien

(a)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration.

(b)	Security considered restricted.
(c)	Value determined using significant unobservable inputs.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at December 31, 2024.
(e)

Variable rate securities. The effective rate shown is based on the latest available information as of December 31, 2024. Certain variable rate securities are based on a published reference rate and spread. Interest rates for certain variable rate securities are determined by the issuer, or agent, and are based on current market conditions, and these securities do not indicate a reference rate and spread in their description.

(f)	Investment is an unfunded or partially funded commitment.
(g)	Rate represents the money market fund’s average 7-day yield as of December 31, 2024.

See accompanying notes to financial statements.

Asset-Based Income Fund	December 31, 2024

Statement of Assets and Liabilities

As of December 31, 2024

(in thousands, except share and per share data)

Assets
Investments, at fair value (cost $417,864)	$424,490
Cash and cash equivalents	14,874
Dividends and interest receivable	2,188
Due from Adviser	201
Other assets	555

Total Assets	442,308

Liabilities
Distributions payable to Shareholders	7,676
Investment advisory fees payable	130
Trustees’ fees payable	38
Other accrued expenses	814

Total Liabilities	8,658

Series A Cumulative Preferred Shares, net (515 shares authorized, issued and outstanding)	401

Commitments and Contingencies (Note 8)

Net Assets	$433,249

Net Assets:
Paid-in capital ($0.001 par value, unlimited shares authorized)	$424,935
Total distributable earnings	8,314

Total Net Assets	$433,249

Net Asset Value Per Share:
425,389 shares outstanding	$1,018.48

See accompanying notes to financial statements.

Asset-Based Income Fund	December 31, 2024

Statement of Operations

For the Year Ended December 31, 2024

(in thousands)

Investment Income
Interest income	$29,151
Dividend income	1,073
Other income	253

Total Investment Income	30,477

Expenses
Investment advisory fees	2,179
Professional fees	594
Administration and custody fees	532
Transfer agent fees	236
Trustees’ fees	88
Other expenses	355

Total Expenses	3,984

Fees waived by the Adviser	(654)
Expense limitation	(524)
Reimbursement of expense limitation	30

Net Expenses	2,836

Net Investment Income	27,641

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) From:
Investments	2,311

Net Realized Gain	2,311

Net Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,577

Net Change in Net Unrealized Appreciation	2,577

Net Realized and Unrealized Gain on Investments	4,888

Distributions from net investment income paid to Series A Cumulative Preferred Shareholders	(62)

Net Increase in Net Assets resulting from operations	$32,467

See accompanying notes to financial statements.

Asset-Based Income Fund	December 31, 2024

Statements of Changes in Net Assets

(in thousands)

	For the Year Ended December 31, 2024	For the Period from May 3, 2023 (commencement of operations) to December 31, 2023
Increase (decrease) in net assets resulting from operations:
Net investment income	$27,641	$16,690
Net realized gain (loss)	2,311	(96)
Net change in unrealized appreciation	2,577	4,049
Distributions from net investment income paid to Series A Cumulative Preferred Shareholders	(62)	(41)

Increase in Net Assets resulting from Operations	32,467	20,602

Distributions to Shareholders from:
Total distributable earnings	(28,182)	(16,638)

Total Distributions to Shareholders	(28,182)	(16,638)

Shareholder Transactions (Note 7)
Net proceeds from sale of shares	—	425,000

Increase in Net Assets from Shareholder Transactions	—	425,000

Net Increase in Net Assets	4,285	428,964

Net Assets:
Beginning of period	428,964	—

End of period	$433,249	$428,964

See accompanying notes to financial statements.

Asset-Based Income Fund	December 31, 2024

Statement of Cash Flows

For the Year Ended December 31, 2024

(in thousands)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$32,467
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and paydowns of investments	168,993
Purchases of investments	(168,932)
Net change in unrealized appreciation on investments	(2,577)
Net realized gain on investment security transactions	(2,311)
Net accretion of discounts and premiums	(1,326)
Changes in assets and liabilities:
Increase in dividends and interest receivable	(712)
Increase in due from Adviser	(201)
Decrease in due to Adviser	(174)
Decrease in other accrued expenses	(66)
Increase in other assets	(22)
Increase in Trustees’ fees payable	7
Increase in investment advisory fees payable	2

Net cash provided by operating activities	25,148

Cash Flows from Financing Activities:
Distributions paid to shareholders	(27,384)

Net cash used in financing activities	(27,384)

Net Decrease in Cash and Cash Equivalents	(2,236)

Cash and Cash Equivalents:
Beginning balance	17,110

Ending balance	$14,874

See accompanying notes to financial statements.

Asset-Based Income Fund	December 31, 2024

Financial Highlights

	For the Year Ended December 31, 2024	For the Period from May 3, 2023(1) to December 31, 2023
Common Shares
Per Share Operating Performance(2)
Net asset value, beginning of period	$1,008.40	$1,000.00

Income from operations:
Net investment income	64.98	41.29
Net realized and unrealized gain	11.35	8.12

Total income from operations	76.33	49.41
Distributions from:
Net Investment Income	(64.06)	(41.01)
Net realized gains	(2.19)	–

Net asset value, end of period	$1,018.48	$1,008.40

Total return(3)	7.73%	4.97%

Ratio to average net assets
Expenses, before waiver and reimbursement	0.92%	0.99	%(4)
Expenses, after waiver and reimbursement	0.65%	0.68	%(4)
Net investment income, before waiver and reimbursement	6.08%	5.70	%(4)
Net investment income, after waiver and reimbursement	6.35%	6.01	%(4)
Supplemental data
Net assets, end of period (000’s)	$433,249	$428,964
Portfolio turnover rate(3)	38.57%	6.27%

(1)	Common Shares commenced operations on May 3, 2023.
(2)	Per share calculations were performed using the average shares outstanding for the period.
(3)

Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common share at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

(4) Annualized.

See accompanying notes to financial statements.

Asset-Based Income Fund	December 31, 2024

Notes to Financial Statements

1. Organization

KKR Asset-Based Income Fund (the “Fund”) was organized on February 10, 2023 as a statutory trust under the laws of the State of Delaware. The Fund is a closed-end registered management investment company, which commenced operations on May 3, 2023. The Fund seeks to provide attractive risk-adjusted returns. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

2. Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”). The Valuation Designee has primary responsibility for implementing the Fund’s valuation policies and procedures.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

Asset-Based Income Fund	December 31, 2024

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period during which the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company specific developments, market valuations of comparable companies and model projections.

For the year ended December 31, 2024, there have been no significant changes to the Fund’s fair value methodologies.

Senior Loans — Senior loans hold the most senior position in the capital structure of a borrower and in most circumstances are fully collateralized by assets of the borrower. They are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common shareholders. Substantial increases in interest rates could cause an increase in loan defaults as borrowers might lack resources to meet higher debt service requirements. The value of the Fund’s assets could also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally.

Asset-Based Income Fund	December 31, 2024

Mortgage-Backed and Asset-Backed Securities — The Fund invests in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). ABS represent interests in pools of underlying hard and financial assets. MBS are created from pools of residential or commercial mortgage loans. These securities typically provide a monthly payment that consists of principal and/or interest payments. Interest payments may be determined by fixed or adjustable rates.

Unfunded Loan Commitments — Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand.

When-Issued Securities — The Fund may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Private Placement Securities — The Fund may invest in private placement securities, which are considered restricted. Restricted securities are securities that may not be offered for public sale without first being registered under the Securities Act of 1933. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security may agree to register such securities for resale either upon demand by the Fund or in connection with another registered offering of the securities. The Fund’s restricted securities are valued in accordance with the valuation policies and procedures established by the Valuation Designee. Although restricted securities can be resold in private or exempt transactions, the prices realized on such transactions could differ from the restricted securities’ current estimated fair market values.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is accrued as earned. Dividends are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized using the effective interest method over the holding period of the investment. Paydown gains and losses on MBS and ABS are recorded as an adjustment to interest income. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents include cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. Cash equivalents consist solely of money market funds with financial institutions. As of December 31, 2024, the Fund was invested in the Fidelity Investments Money Market Treasury Portfolio — Class I.

Distributions to Shareholders — Distributions of net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of December 31.

Asset-Based Income Fund	December 31, 2024

To avoid imposition of a 4.0% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the one year period ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50.0%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax year (2023). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of December 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2024, the Fund did not incur any interest or penalties.

Recent Accounting Pronouncements — In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”). ASU 2023-07 improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 enhances interim disclosure requirements, clarifies circumstances in which an entity can disclose multiple segment measures of profit or loss, provides new segment disclosure requirements for entities with a single reportable segment and requires disclosure of the title of the chief operating decision maker (“CODM”) and an explanation of how the CODM uses the reported measure of segment profit or loss to assess segment performance and allocate resources. The Fund has adopted ASU 2023-07 effective December 31, 2024 and concluded that the adoption of this standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

3. Risk Considerations

The Fund invests mainly in ABS, MBS and senior loans. These investments may involve certain risks, including, but not limited to, those described below:

Global Economic and Market Conditions — The Fund is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, wars, supply chain disruptions, economic sanctions, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. For example, the conflict between Russia and Ukraine, the conflict between Hamas and Israel, rapid and unpredictable interest rate changes, heightened inflation, supply chain disruptions, geopolitical risks, economic sanctions, volatility in the banking and financial sectors as well as responses to government actions or interventions have disrupted global economies and financial markets, and their prolonged economic impact is uncertain. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the Fund’s operations and performance and the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value of the Fund’s shares and the Fund’s investment return will likely be more volatile. The use of leverage may also increase the Fund’s sensitivity to interest rate environments.

Asset-Based Income Fund	December 31, 2024

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

For more information on these and other risks, refer to the Fund’s private placement memorandum.

4. Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly in arrears by the Fund, in an amount equal to 0.50% of the Fund’s month end net assets (the “Management Fee”). The Adviser has agreed to temporarily reduce its Management Fee to an annual rate of 0.35% of the Fund’s month end net assets until the Fund’s aggregate net assets are equal to or greater than $1.0 billion. When the Fund’s aggregate net assets are equal to or greater than $1.0 billion, the Adviser’s agreement to temporarily reduce its Management Fee will terminate, and the Adviser will receive a Management Fee at an annual rate of 0.50% of the Fund’s month end net assets. The aforementioned limitation to the Management Fee may be extended, terminated or modified by the Adviser in its sole discretion and at any time.

During the year ended December 31, 2024, the Adviser earned a Management Fee of $2.2 million and waived fees of $0.7 million.

Expense Limitation and Reimbursement Agreement — The Fund has entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with the Adviser pursuant to which the Adviser will agree to waive its monthly fee and pay, absorb or reimburse some or all of the Fund’s “Specified Expenses” (as defined below), an “Expense Limitation Payment,” for each month during the Limitation Period (as defined below) to the extent necessary so that, for any fiscal year, the Fund’s Specified Expenses do not exceed 0.30% of the Fund’s month end net assets.

Asset-Based Income Fund	December 31, 2024

“Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organization and offering expenses, with the exception of (i) the Management Fee; (ii) fees, costs and expenses of identifying, sourcing, investigating (and conducting diligence with respect to), evaluating, structuring, consummating, registering, holding, rating, monitoring or disposing potential and actual portfolio investments, including (a) brokerage commissions, clearing and settlement charges, investment banking fees, bank charges, custodial fees, placement, syndication and solicitation fees, arranger fees, expenses relating to short sales, sales commissions, and other investment, execution, closing and administrative fees, costs and expenses, (b) any travel-related costs and expenses incurred in connection therewith (including costs and expenses of accommodations and meals, costs and expenses related to attending trade association meetings, conferences or similar meetings for purposes of evaluating actual or potential investment opportunities, and with respect to travel on non-commercial aircraft, costs of travel at a comparable business class commercial airline rate) including any such expenses incurred in connection with attendance at meetings of relevant investment committees and portfolio management committees, (c) expenses associated with portfolio and risk management including hedging transactions and related costs, (d) fees, costs and expenses incurred in the organization, operation, administration, restructuring or dissolution, liquidation and termination of any entities through which the Fund makes investments (including costs associated with establishing and maintaining a permanent residence in certain jurisdictions, such as employee compensation and benefits, allocable rent and other overhead of entities established to manage or administer such entities including entities in which KKR or its affiliates have an interest), and (e) fees, costs and expenses of outside counsel, accountants, auditors, consultants and other similar advisors and service providers incurred in connection with designing, implementing and monitoring participation by portfolio companies or other issuers in compliance and operational “best practices” programs and initiatives; (iii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (iv) taxes; and (v) extraordinary expenses (as determined in the sole discretion of the Adviser).

The “Limitation Period” commenced on April 25, 2023 through the later of two years or until the Fund’s aggregate net assets are equal to or greater than $1.5 billion. The Fund will agree to repay these amounts (“Reimbursement Payment”) on a monthly basis, but only if and to the extent that Specified Expenses plus the Reimbursement Payment are less than 0.30% of the Fund’s month end net assets during the year. The Fund’s obligation to make Reimbursement Payments expires 36 months from the month in which such fees are foregone or expense is incurred by the Adviser. The Expense Limitation Agreement terminates at the end of the Limitation Period, but may be renewed by the mutual agreement of the Adviser and the Fund for successive terms.

As of December 31, 2024, the amount of Expense Limitation Payments since the inception of the Fund provided by the Adviser was $1.1 million and Reimbursement Payments to the Adviser was $0.2 million. The Fund’s management believes that Reimbursement Payments of the remaining Expense Limitation Payments were not probable as of December 31, 2024.

The following table reflects the Expense Limitation Payments that may become subject to reimbursement (in thousands):

For the period ended	Amount of Expense Limitation Payment	Eligible for Reimbursement Payment through
December 31, 2023	$404	December 31, 2026
December 31, 2024	$524	December 31, 2027

Administrator, Custodian and Transfer Agent — KKR Credit Advisors (US) LLC also serves as the Fund’s administrator (the “Administrator”) pursuant to an administration agreement under which the Administrator is

Asset-Based Income Fund	December 31, 2024

responsible for providing administrative and accounting services. The Administrator has also entered into a sub-administration agreement with The Bank of New York Mellon. The Fund has engaged The Bank of New York Mellon as the Fund’s custodian and has engaged BNY Mellon Investment Servicing (US) Inc., as the Fund’s transfer agent.

Distributor — Pursuant to a Distribution Agreement, KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Fund’s shares. The Fund’s shares do not incur distribution or servicing fees.

Other — Certain officers of the Fund are also employees and officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5. Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of December 31, 2024, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value (in thousands):

Description	Level 1	Level 2	Level 3	Total
Investments in securities:
Asset-Backed Securities	$—	$160,383	$52,592	$212,975
Mortgage-Backed Securities	—	147,882	13,114	160,996
Senior Loans	—	—	49,478	49,478
Private Equity	—	—	1,041	1,041
Money Market Fund	14,874	—	—	14,874

Total Investments in securities	$14,874	$308,265	$116,225	$439,364

The following are the details of the restricted securities of the Fund (in thousands, except share amounts):

Issuer(1)	Asset	Par/Shares	Cost	Value	Acquisition Date	% of Net Assets
Asset-Backed Securities
ALLO Issuer LLC	Class A2, Series 2023-1A	17,069	$16,206	$17,329	6/16/2023	4.0%
Lyra Music Assets Delaware LP	Class A2, Series 2024-3A	9,986	9,686	9,704	11/8/2024	2.2%
Sunnova Energy Corp.	Class A, Series 2024-3	20,360	19,985	19,986	10/15/2024	4.6%
Sunnova Energy Corp.	Class B, Series 2024-3	890	875	867	10/15/2024	0.1%
Senior Loans
SunPower Financial	Revolver 1L 06/23	1,454	1,454	1,454	6/7/2023	0.3%
SunPower Financial	TL 1L 11/23	1,942	1,942	1,934	11/3/2023	0.4%
Private Equity
SunPower Financial	Private Equity (SPV)	837,452	837	1,041	6/7/2023	0.2%

			$50,985	$52,315

(1)	Refer to the Schedule of Investments for more details on securities listed.

Asset-Based Income Fund	December 31, 2024

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value (in thousands):

	Asset-Backed Securities	Mortgage-Backed Securities	Senior Loans	Private Equity	Total
Balance as of December 31, 2023	$—	$15,670	$43,736	$1,018	$60,424
Purchases and drawdowns	40,720	—	21,511	—	62,231
Paydowns	—	(539)	(16,196)	—	(16,735)
Paydown gains	—	52	—	—	52
Accretion of discounts	—	241	—	—	241
Net change in unrealized appreciation	225	537	427	23	1,212
Transfers in(1)	11,647	—	—	—	11,647
Transfers out(2)	—	(2,847)	—	—	(2,847)

Balance as of December 31, 2024	$52,592	$13,114	$49,478	$1,041	$116,225

Net change in unrealized appreciation on investments held at December 31, 2024	$225	$537	$427	$23	$1,212

(1)	Transferred from Level 2 to Level 3 due to a lack of observable market data, resulting from a decrease in market activity for the security.
(2)	Transferred from Level 3 to Level 2 because observable market data became available for the security.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2024:

Financial Asset	Fair Value (in thousands)	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input
Asset-Backed Securities	$52,592	Yield Analysis	Yield	1.0%-6.2%	Decrease
		Discounted Cash Flows	WACC	6.8% - 9.4% (6.9%)	Decrease
			Probability of Default	3.0%	Decrease
			Constant Prepayment Rate	20.0%	Increase(4)
Mortgage-Backed Securities	$13,114	Yield Analysis	Yield	11.2%	Decrease
Senior Loans	$49,478	Yield Analysis	Yield	5.5% -14.6% (8.6%)	Decrease
Private Equity	$1,041	Liquidation Scenario	Discount Rate	21.0%	Decrease

(1)

For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0.0%-100.0%. When determining the weighing ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100.0% weighting to a single methodology.

Asset-Based Income Fund	December 31, 2024

(2)

The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

(3)	Weighted average amounts are based on the estimated fair values.
(4)	An increase in the constant prepayment rate would decrease the fair value of a security trading above par and increase the fair value of a security trading below par.

6. Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended December 31, 2024 were as follows (in thousands):

Investments
Purchases	$168,932
Sales	$168,993

There were no purchases or sales of U.S. Government securities.

7. Shareholder Transactions

On April 25, 2023, the Fund issued 515 shares of Series A Cumulative Preferred Shares (“CPS”) at an issuance price and liquidation preference of $1,000 per share. The shares accrue dividends at a rate of 12.0% per annum, with interest paid semi-annually in arrears. Unless full cumulative dividends on all outstanding CPS are declared and paid, no dividends shall be declared or paid upon common shares of the Fund. Each holder of CPS is entitled to one vote for each unit of CPS held and are senior to all classes and series of the Fund’s common shares. In the event of any dissolution, liquidation or winding down of the Fund, the CPS holders will be entitled to receive a pro rata distribution, prior to any assets being made available to common shareholders, in an amount equal to the liquidation value of the CPS. At December 31, 2024, the Fund has 515 shares of the CPS outstanding with a total liquidation value of $515,000.

At December 31, 2024, the Fund has unlimited common shares authorized with a par value of $0.001 per share. The Fund had no shareholder transactions during the year ended December 31, 2024.

8. Commitments and Contingencies

The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion. As of December 31, 2024, total unfunded commitments on these credit agreements were $22.7 million and unrealized losses on these unfunded commitments were less than $0.1 million.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

Asset-Based Income Fund	December 31, 2024

9. Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income/loss and net realized gain/loss on investment transactions for a reporting period may differ significantly from distributions during such period. These book to tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period in which the differences arise.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

As of December 31, 2024, the following permanent differences have been reclassified (to)/from the following accounts (in thousands):

Distributable earnings	Paid-in Capital
$ 47	$ (47)

The tax character of distributions declared for the preferred and common shareholders for the period ended December 31, 2023 and the year ended December 31, 2024 were as follows (in thousands):

	Ordinary Income	Long-Term Capital Gains	Total
December 31, 2023	$16,679	$—	$16,679
December 31, 2024*	$27,313	$931	$28,244

*

The final tax character of any distribution declared during the year ended 2024 will be determined in 2025 and reported to shareholders on IRS Form 1099-DIV in accordance with federal income tax regulations.

As of December 31, 2024, the components of total distributable earnings on a tax basis for the Fund are as follows (in thousands):

Undistributed Ordinary Income	Net Capital Gain	Other Temporary Differences	Net Unrealized Appreciation
$ 436	$ 1,282	$ (9)	$ 6,605

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. During the year ended December 31, 2024, the Fund utilized $0.1 million of capital loss carryforwards. As of December 31, 2024, the Fund had no non-expiring short-term and long-term capital loss carryforwards.

As of December 31, 2024, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows (in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 432,759	$ 7,278	$ (673)	$ 6,605

Asset-Based Income Fund	December 31, 2024

10. Borrowings

The Fund is a party to Master Repurchase Agreements (“MRA”) that governs transactions between the Fund and various counterparties. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a counterparty with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to the counterparty is reflected as a liability in the Statement of Assets and Liabilities. Interest payments made by the Fund to a counterparty is recorded as a component of interest expense in the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements. As of December 31, 2024, the Fund had no reverse repurchase agreements outstanding under the MRA.

11. Segment Reporting

The Fund operates through a single operating and reporting segment with a principal objective of providing risk-adjusted returns through investments in asset-based finance investments. The Fund’s President acts as the Fund’s CODM and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment because the Fund has a single investment strategy, as disclosed in its prospectus, against which the CODM assesses the Fund’s performance. In addition to other metrics, the CODM uses net increase in net assets resulting from operations as a key metric to assess the Fund’s performance against its benchmark. As the Fund’s investment operations comprise a single reporting segment, the segment assets are the same assets that are reported in the Statement of Assets and Liabilities, and significant segment expenses are the same as those listed on the Statement of Operations.

Asset-Based Income Fund	December 31, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of KKR Asset-Based Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of KKR Asset-Based Income Fund (the “Fund”), including the schedule of investments, as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2024 and for the period May 3, 2023 (commencement of operations) through December 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year ended December 31, 2024 and for the period May 3, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and the financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, loan agents, borrowers, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

February 26, 2025

We have served as the auditor of one or more investment companies within the group of investment companies since 2013.

Asset-Based Income Fund	December 31, 2024

Trustees and Officers

Trustees of the Fund

Below is a list of the Fund’s Trustees and their present positions and principal occupations during the past five years. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The term “Fund Complex” includes the registered investment companies advised by the Adviser or its affiliates as of the date of this report.

Name, Year of Birth and Address (1)	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee (3)
Interested Trustee

Ryan L.G. Wilson (1977)	Trustee and Chair	Indefinite term; 2023 to present	Managing Director, KKR (since 2006).	2	KKR Enhanced US Direct Lending Fund-L Inc.
Independent Trustees

Catherine B. Sidamon-Eristoff (1964)	Trustee	Indefinite term; 2023 to present	Treasurer and Board Member, C-Change Conversations (non-profit organization since 2017); Board Member, FlexPaths LLC (workplace strategy and consulting firm since 2008); Managing Director, Constellation Wealth Advisors (financial services firm) (2007-2015).	4	KKR Enhanced US Direct Lending Fund-L Inc.

James H. Kropp (1949)	Trustee	Indefinite term; 2023 to present	Trustee, AMH (formerly American Homes 4 Rent) (since 2012); Director, FS KKR Capital Corp. (since 2018); Director, KKR Real Estate Select Trust Inc. (since 2020); Director, PS Business Parks Inc. (1998 – 2021); CFO, Microproperties LLC (2012 – 2019); CIO, SLKW Investments LLC (2009 – 2019).	3	AMH (formerly American Homes 4 Rent); PS Business Parks, Inc.; FS KKR Capital Corp.; KKR FS Income Trust; KKR FS Income Trust Select; KKR Enhanced US Direct Lending Fund-L Inc.; KKR Real Estate Select Trust Inc.

Asset-Based Income Fund	December 31, 2024

Name, Year of Birth and Address (1)	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee (3)
Independent Trustee (continued)

Elizabeth J. Sandler (1970)	Trustee	Indefinite term; 2023 to present	CEO, Echo Juliette LLC (since 2019); NED, essensys PLC (since 2020); Board Member, Scholars of Finance (since 2020); Managing Director, The Blackstone Group (2016 -2018).	2	FS KKR Capital Corp.; KKR FS Income Trust; KKR FS Income Trust Select; KKR Enhanced US Direct Lending Fund-L Inc.

(1)	Each Trustee may be contacted by writing to the Trustee, c/o KKR Credit Advisors (US) LLC, 555 California Street, 50th Floor, San Francisco, California 94104, Attn: General Counsel.

(2)	The Fund Complex is comprised of the Fund, KKR Real Estate Select Trust Inc., KKR Credit Opportunities Portfolio, KKR Income Opportunities Fund and KKR US Direct Lending Fund-U Inc.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Officers of the Fund

Below is a list of the officers of the Fund and their present positions and principal occupations during the past five years. Officers are annually elected by the Trustees.

Name, Year of Birth and Address(1)	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christopher Mellia (1982)	President	Since Inception	Managing Director, KKR Credit Advisors (US) LLC (since 2021).

Thomas Murphy (1966)	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since Inception	Managing Director, (Finance & Accounting), KKR Credit Advisors (US) LLC (since 2022); Director (Finance & Accounting), KKR Credit Advisors (US) LLC (2012-2022); Chief Financial Officer, KKR Financial Holdings LLC (since 2015); Chief Accounting Officer, KKR Financial Holdings LLC (since 2009).

Michael Nguyen (1982)	Chief Compliance Officer	Since Inception	Director, KKR Credit Advisors (US) LLC (since 2023); Secretary and Vice President, KKR Credit Opportunities Portfolio (2019- 2022); Principal, KKR Credit Advisors (US) LLC (2013-2023).

Asset-Based Income Fund	December 31, 2024

Name, Year of Birth and Address(1)	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lori Hoffman (1988)	Secretary and Vice President	Since Inception	Director, KKR Credit Advisors (US) LLC (since 2024); Principal, KKR Credit Advisors (US) LLC (2020-2024); Associate, Dechert LLP (2013-2020).

(1)	Each Officer may be contacted by writing to the Officer, c/o KKR Credit Advisors (US) LLC, 555 California Street, 50th Floor, San Francisco, California 94104, Attn: General Counsel.

Asset-Based Income Fund	December 31, 2024

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “DRIP”), Shareholders may “opt in” to reinvest all or a portion of the income dividends and/or capital gain distributions to Shareholders in additional Shares of the Fund by providing the required enrollment notice to the Transfer Agent (the “DRIP Administrator”). A Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing to the DRIP Administrator. Shareholders whose Shares are held in the name of a broker or other nominee and who wish to have distributions reinvested may do so only if such a service is provided by the broker or other nominee or if the broker or other nominee permits participation in the DRIP. Shareholders whose Shares are held in the name of a broker or other nominee should contact their broker or nominee. All distributions to Shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, are paid by wire or check mailed directly to the record holder by or under the direction of the DRIP Administrator when the Board declares a distribution.

The DRIP Administrator maintains all Shareholder accounts in the DRIP and furnishes confirmations of all transactions in the account, including information needed by Shareholders for tax records. Shares in the account of each DRIP participant are held by the DRIP Administrator in non-certificated form in the name of the participant, and each Shareholder’s proxy includes Shares purchased pursuant to the DRIP. The DRIP Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. Any fees of the DRIP Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by the Fund to the DRIP Administrator. There are no brokerage charges with respect to Shares issued directly by the Fund as a result of regular distributions or capital gains distributions payable either in Shares or in cash.

The reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See “Material U.S. Federal Income Tax Considerations” in the SAI.

The Fund reserves the right to amend or terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. All correspondence or questions concerning the DRIP should be directed to the DRIP Administrator.

Asset-Based Income Fund	December 31, 2024

Privacy Notice

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (888) 712-0118 or email us at dataprivacyoffice@kkr.com if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•

Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•	Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•	Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•	For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•	process your transactions;
•	provide financial products or services to you;
•	maintain your investment(s);
•	secure business services, including printing, mailing, and processing or analyzing data;
•	secure professional services, including accounting and legal services; or
•	respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•	For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

Asset-Based Income Fund	December 31, 2024

•	For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

•

For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•	For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•	For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

•	For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder, that the Fund may from time to time purchase its shares at net asset value.

(a)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 19(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant’s board of trustees (“Board”) has determined that there is at least one audit committee financial expert serving on its audit committee (“Audit Committee”).

(a)(2)	James H. Kropp, a member of the Audit Committee, is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Deloitte & Touche LLP billed the Fund aggregate fees for services rendered to the Fund for the fiscal year as follows:

	12/31/2024	12/31/2023
(a)Audit Fees	$275,000	$225,000
(b)Audit-Related Fees	$0	$0
(c)Tax Fees	$11,250	$11,610
(d)All Other Fees	$0	$0

(e)(1)

The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2)	The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	12/31/2024	12/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	N/A	N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the fiscal periods were $11,250 and $11,610.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

(a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee consists of the following Board members: Catherine B. Sidamon-Eristoff, James H. Kropp and Elizabeth J. Sandler.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

The Board has delegated the day-to-day responsibility to the Adviser to vote the Fund’s proxies. The Adviser will vote proxies according to the proxy voting policies and procedures (“Proxy Policy”) currently in effect as of the date of this Confidential Private Placement Memorandum, a copy of which appears below. These guidelines are reviewed periodically by the Adviser as well as the Board, and, accordingly, are subject to change.

Proxy Policies

The Adviser will have the responsibility of voting proxies and corporate actions that it receives on behalf of the Fund. Proxy proposals received by the Adviser and designated in its Proxy Policy as “For” or “Against” will be voted by the Adviser in accordance with the Proxy Policy. Proxy proposals received by the Adviser and designated in the Proxy Policy as “Case by Case” (or not addressed in the Proxy Policy) and all corporate actions will be reviewed by the Adviser and voted in the best interest of the Fund. Notwithstanding the foregoing, the Adviser may vote a proxy contrary to the Proxy Policy if the Adviser, with the assistance of the analyst who is in charge of the issuer, determines that such action is in the best interest of the Fund. In the event that the Adviser votes contrary to the Proxy Policy or with respect to “Case by Case” issues, the Adviser, with the assistance of the analyst who is in charge of the issuer, will document the basis for the Adviser’s decision.

In addition, the Adviser may choose not to vote proxies or corporate actions in certain situations, such as: (i) where the Fund has informed the Adviser that it wishes to retain the right to vote the proxy or corporate action; (ii) where the Adviser deems the cost of voting would exceed any anticipated benefit to the Fund; or (iii) where a proxy or corporate action is received by the Adviser for a security it no longer manages on behalf of the Fund. The Adviser with the assistance of the analyst who is in charge of the issuer will document for the basis of the Adviser’s decision not to vote.

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships. If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by Institutional Shareholder Services Inc. Appropriate documentation will be maintained by the Conflicts Committee.

Proxy Voting Records

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period will be available without charge by calling toll-free (866) 514-4499 or on the SEC’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of KKR’s global network. With approximately 460 KKR Credit employees in its business, including approximately 190 dedicated investment professionals, the Adviser’s investment teams seek to leverage KKR’s private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professionals of the Adviser who have primary responsibility for day-to-day management and oversight of the Fund are Daniel Pietrzak, Avi Korn and Chris Mellia. Additionally, certain members of the Adviser’s Global Private Credit Investment Committee, which exercises oversight over, and provides insight to, the investment activities of the Fund, is comprised of:

Daniel Pietrzak joined KKR in 2016 and is a Partner and serves as the Global Head of Private Credit and a portfolio manager for KKR’s private credit funds and portfolios. Mr. Pietrzak is Chief Investment Officer of the KKR / FS Investments joint venture and Co-President and Chief Investment Officer for FS KKR Capital Corp., which trades on the NYSE. He also serves on the board of directors of FS KKR Capital Corp. and several of the Adviser’s portfolio companies, including Oodle Car Finance, Pepper and Toorak Capital Partners. Prior to joining KKR, Mr. Pietrzak was a managing director and the co-head of Deutsche Bank’s structured finance business across the Americas and Europe. Previously, Mr. Pietrzak held various roles in the credit businesses of Societe Generale and CIBC World Markets. Mr. Pietrzak started his career at PricewaterhouseCoopers in New York. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University. Mr. Pietrzak serves on the Dean’s Advisory Council for the Lehigh University College of Business, is a member of the Advisory Board of the Scholars of Finance and serves on the Board of Directors of First Tee – Metropolitan New York.

Avi Korn joined KKR in 2018 and is a Managing Director of KKR. Mr. Korn focuses on private credit investments in financial institutions and financial assets. Prior to joining KKR, Mr. Korn was a portfolio manager at BlueMountain Capital Management where he focused on debt and equity investments in financial institutions and financial assets. Previously, Mr. Korn was a vice president of J.P. Morgan’s ABS proprietary trading group. Mr. Korn started his career at J.P. Morgan, where he held various positions in J.P. Morgan’s structured products group. Mr. Korn holds a B.S. in Economics from the Wharton School at the University of Pennsylvania.

Chris Mellia joined KKR in 2021 as a Managing Director and focuses on private credit investments. Prior to joining KKR, Mr. Mellia was head of structured products at Global Atlantic Financial Group, where he focused on residential, consumer, and renewable assets. Previously, Mr. Mellia worked in fixed income research at Credit Suisse and in asset finance at Lehman Brothers. Mr. Mellia holds a B.A. in Mathematics and Statistics from Columbia University.

The investment professionals who have day-to-day responsibility for the Fund are supported not only by personnel of the Adviser, but also by having access to the global platform of KKR, which has over 750 investment professionals across public and private markets. KKR’s investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities and are organized in industry-specific teams that conduct their own primary research and develop views on industry themes and trends. These investment professionals are also supported by an Investment Committee comprised of senior personnel that exercises oversight over, and provides insight to, the investment activities of the Fund.

(a)(2) Other Accounts Managed by Portfolio Manager(s)

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2024: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers; and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Daniel Pietrzak

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	2	2,062	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	18	82,149	16	19,852
Other Accounts	22	4,718	16	4,018
Avi Korn
	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	62,297	—	—
Other Accounts	4	1,867	—	—

Chris Mellia

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	62,297	—	—
Other Accounts	4	1,867	—	—

(a)(2)(iv) Potential Conflicts of Interests

The Adviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they are involved, including other funds, investment vehicles and accounts managed by KKR. The Adviser intends to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities, and the Adviser is not precluded from conducting activities unrelated to the Fund. Substantial time will be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by KKR.

The Adviser will, at times, compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and the Adviser will have an incentive to favor entities from which it receives higher fees.

The Fund has adopted the Adviser’s allocation policy, which is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Adviser, which may include proprietary accounts, including investment or co-investment vehicles established for personnel of KKR or its affiliates. The Adviser’s allocation policy provides that once an investment has been approved and is deemed to be in the Fund’s best interest, the Fund will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions and limitations imposed by applicable laws, rules, regulations or interpretations. The outcome of this determination will result in the allocation of all, some or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of the Adviser will, from time to time, invest in one of the Fund’s portfolio companies and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests might not be aligned with the Fund’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

The appropriate allocation among the Fund and other KKR funds and accounts of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one KKR fund or account participates. The Adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the Fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

The Adviser and its affiliates will, at times, provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser could act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Fund’s portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Fund and could be received before the Fund realizes a return on its investment. The Adviser will face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

KKR engages in a broad range of business activities and invests in portfolio companies and other issuers whose operations could be substantially similar to the issuers of the Fund’s portfolio investments. The performance and operation of such competing businesses could conflict with and adversely affect the performance and operation of the issuers of the Fund’s portfolio investments and could adversely affect the prices and availability of business opportunities or transactions available to these issuers.

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund receives from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) will make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities held by the Fund and such other clients, including in the case of financial distress of the investment entity.

KKR and the Adviser sponsor and advise, and expect in the future to sponsor and advise, a broad range of investment funds, vehicles and other accounts, including proprietary vehicles, that make investments worldwide. KKR will, from time to time, also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations) or from engaging in other business activities, even to the extent such activities are in competition with the Fund and/or involve substantial time and resources of the Adviser. For example, the Adviser could invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio companies or the Adviser could, on behalf of other entities it manages, acquire assets originated by, or provide financing to, portfolio companies and other issuers in which the Fund invests. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings will result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies will be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that it would otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

The Adviser and its affiliates will, from time to time, give advice and recommend securities to other clients that differs from, or is contrary to, advice given to or securities recommended or bought for the Fund even though their investment objectives are similar to the Fund’s.

To the extent not restricted by confidentiality requirements or applicable law, the Adviser will, from time to time, apply experience and information gained in providing services to the Fund’s portfolio companies in providing services to competing companies invested in by affiliates’ other clients, which could have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio companies and other issuers of portfolio investments, the Adviser or its affiliates will, from time to time, come into possession of information that it is prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

As a registered investment company, the Fund will be limited in its ability to invest in any investment in which the Adviser or its affiliates’ other clients have an investment. The Fund will also be limited in its ability to co-invest with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. On January 5, 2021, the SEC issued an exemptive order granting exemptive relief that expanded the Fund’s ability to co-invest with certain of its affiliates in privately negotiated transactions subject to the conditions specified in the exemptive order.

On February 1, 2021, KKR acquired control of Global Atlantic Financial Group Limited (“Global Atlantic”), a retirement and life insurance company. KKR, including the Adviser, will serve as Global Atlantic’s investment manager. KKR, including the Adviser, generally expects to treat any Global Atlantic account as a client account for the purposes of allocating investment opportunities and related fees and expenses. Certain Global Atlantic accounts may co-invest alongside the Fund in some or all investments in the Fund’s Private Credit Strategy. Due to the limited nature of many Private Credit investment opportunities, the Adviser expects that participation by Global Atlantic accounts in co-investment transactions will generally reduce the allocations otherwise available to other co-investing accounts, including the Fund. The establishment of Global Atlantic accounts investing directly in the Private Credit Strategy investments will create a conflict of interest in that KKR will be incentivized to allocate more attractive investments and scarce investment opportunities to these proprietary entities and accounts rather than to the Fund. To mitigate this conflict, KKR will allocate investment opportunities in a manner that is consistent with an allocation methodology established by KKR and its affiliates (including the Adviser), as described above, in a manner designed to ensure allocations of such opportunities are made on a fair and equitable basis over time.

The Fund depends to a significant extent on the Adviser’s access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. KKR has adopted information-sharing policies and procedures which address both (i) the handling of confidential information and (ii) the information barrier that exists between the public and private sides of KKR. KKR has compliance functions to administer KKR’s information-sharing policies and procedures and monitor potential conflicts of interest. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments (to the extent permitted by applicable law), KKR’s information-sharing policies and procedures referenced above, as well as certain legal, contractual and tax constraints, could significantly limit KKR’s ability to do so. For example, from time to time KKR’s personnel will be in possession of material non-public information with respect to the Fund’s investments or potential investments, and as a result, such professionals will be restricted by KKR’s information-sharing policies or by law or contract, from sharing such information with the KKR professionals responsible for making the Fund’s investment decisions, even where the disclosure of such information would be in the best interest of the Fund or would otherwise influence the decisions taken by such investment professionals with respect to such investment or potential investment. In addition, this conflict and these procedures and practices could limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations. Conversely, the Adviser could pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments. Accordingly, as a result of such restrictions, the investment activities of KKR’s other businesses will differ from, or be inconsistent with, the interests of and activities that are undertaken for the Fund and there can be no assurance that the Fund will be able to fully leverage all of the available resources and industry expertise of KKR’s other businesses. Additionally, there will be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees, steering committees or boards of directors of portfolio companies will, from time to time, result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. With limited exceptions, KKR does not establish information barriers between its internal investment teams. Trading by KKR on the basis of such information, or improperly disclosing such information, could be restricted pursuant to applicable law and/or internal policies and procedures adopted by KKR to promote compliance with applicable law. Accordingly, the possession of “inside information” or “insider” status with respect to such an issuer by KKR or KKR personnel could, including where an appropriate information barrier does not exist between the relevant investment professionals or has been “crossed” by such professionals, significantly restrict the ability of the Adviser to deal in the securities of that issuer on behalf of the Fund, which could adversely impact the Fund, including by preventing the execution of an otherwise advisable purchase or sale transaction in a particular security until such information ceases to be regarded as material non-public information, which could have an adverse effect on the overall performance of such investment. In addition, affiliates of KKR in possession of such information could be prevented from disclosing such information to the Adviser, even where the disclosure of such information would be in the interests of the Fund. From time to time, the Adviser will also be subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict its ability to trade in certain securities on behalf of the Fund. In certain circumstances, the Fund or the Adviser will engage an independent agent to dispose of securities of issuers in which KKR could be deemed to have material non-public information on behalf of the Fund. Such independent agent could dispose of the relevant securities for a price that is lower than the Adviser’s valuation of such securities which could take into account the material non-public information known to KKR in respect of the relevant issuer

The Adviser could develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services could relate to transactions that could give rise to investment opportunities that are suitable for the Fund. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Fund from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Fund. In addition, the Adviser could come into the possession of information through these new businesses that limits the Fund’s ability to engage in potential transactions.

The 1940 Act limits the Fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Fund, the Adviser and KKR. The Adviser will also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser’s advisory clients could exist or develop. In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Fund, the interest of such client and the Fund might not be aligned. As a result of these conflicts and restrictions, the Adviser could be unable to implement the Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser could choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

Certain other KKR client accounts or proprietary accounts have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the Fund, or compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the securities or interests in which the Fund invests. KKR will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Fund or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions could adversely impact the Fund.

KKR, for its own account or for the account of other KKR clients, could enter into real estate-related transactions with Fund portfolio companies. Such transactions could include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally is prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund’s voting securities, the Fund will generally be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund will be limited. These investment opportunities will generally be made available to other funds, vehicles and accounts advised by the Adviser that are not subject to similar restrictions under the 1940 Act.

The Fund’s Shareholders are based in a wide variety of jurisdictions and take a wide variety of forms. Accordingly, they could have conflicting regulatory, legal, investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Shareholders relate to or arise from, among other things, the nature of investments made by the Fund, the selection, structuring, acquisition and management of investments, the timing of disposition of investments, internal investment policies of the Shareholders and their target risk/return profiles. As a consequence, conflicts of interest could arise in connection with decisions made by the Adviser, including with respect to the nature or structuring of investments, which could be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders’ individual tax situations. In addition, the Fund could make investments that have a negative impact on related investments made by the Fund in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser will consider the investment and tax objectives of the Fund and its Shareholders as a whole, not the investment, tax or other objectives of any Shareholder individually.

Each of the Adviser and the other investment advisers and/or investment managers affiliated with KKR will deal with conflicts of interest using its best judgment, but in its sole discretion. When conflicts arise between the Fund and another affiliated fund, the Adviser will represent the interests of the Fund and the other participating affiliated adviser will represent the interests of the affiliated fund it sponsors, manages or advises. In resolving conflicts, the Adviser and the other affiliated advisers will consider various factors, including applicable restrictions under the 1940 Act, the interests of the funds and accounts they advise in the context of both the immediate issue at hand and the longer term course of dealing among the Fund and the other affiliated fund. As with all conflicts involving the Fund, the Adviser’s determination as to which factors are relevant and the resolution of such conflicts will be made in the Adviser’s sole discretion except as required by the 1940 Act or by the governing documents of the Fund. Although the Adviser has established procedures and policies addressing conflicts of interest, there can be no assurance that the Adviser will be able to resolve all conflicts in a manner that is favorable to the Fund.

(a)(3) Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers each of the portfolio managers. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s Shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including the portfolio manager responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in KKR fund investments (other than the Fund) and equity compensation. The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

All final compensation and other longer-term incentive award decisions are made by the KKR Management Committee based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for other businesses and the individual roles/responsibilities within each of the businesses.

(a)(4) Disclosure of Securities Ownership

As of the fiscal year ended December 31, 2024, the portfolio managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar ($) Range of Equity Securities Beneficially Owned
Daniel Pietrzak	None
Avi Korn	None
Chris Mellia	None

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1) The Code of Ethics, as amended, is filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Asset-Based Income Fund

By (Signature and Title)*	/s/ Christopher Mellia
Christopher Mellia, President
(principal executive officer)

Date March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher Mellia
Christopher Mellia, President
(principal executive officer)

Date March 7, 2025

By (Signature and Title)*	/s/ Thomas Murphy
Thomas Murphy, Chief Financial Officer, Chief
Accounting Officer and Treasurer
(principal financial officer)

Date March 7, 2025

* Print the name and title of each signing officer under his or her signature.